WARRANT TO PURCHASE COMMON STOCK

RocketFuel Blockchain, Inc. → RPay, Inc. — Closing Deliverable

(Execution Copy)

THIS WARRANT (this "Warrant") is issued effective as of the Closing Date (as defined in the Purchase Agreement) (the "Issue Date"), by RPay, Inc., a Delaware corporation (the "Company"), to RocketFuel Blockchain, Inc. or its designee identified on Schedule 2.1(c) of the Purchase Agreement (the "Holder").

1. Relationship to Purchase Agreement

This Warrant is issued pursuant to that certain Asset Purchase Agreement (RPay APA) dated as of the Issue Date (the "Purchase Agreement"), by and between RocketFuel Blockchain, Inc. ("Seller") and the Company ("Buyer"). Capitalized terms not defined here have the meanings in the Purchase Agreement.

2. Grant

2.1 Right to Purchase Shares. Subject to this Warrant, the Company grants Holder the right to purchase 160,000 shares of the Company's common stock, par value $0.001 per share (the "Shares").

2.2 Shares. "Shares" means shares of the common stock of the Company, par value $0.001 per share.

3. Exercisability; Term

3.1 Exercise Date. This Warrant becomes exercisable on the second (2nd) anniversary of the Closing Date under the Purchase Agreement (the "Warrant Exercise Date"), unless earlier repurchased under Section 6. **3.2 Expiration.** This Warrant expires at 5:00 p.m. Pacific Time on the date five (5) years after the Warrant Exercise Date (the "Expiration Date"), unless earlier cancelled.

4. Exercise Price; Method of Exercise

4.1 Exercise Price. $0.01 per Share, subject to adjustments under Section 7.

4.2 Exercise Procedure. Holder may exercise by delivering a completed Notice of Exercise (Annex A) and payment of the aggregate exercise price by wire/ACH (or other method approved by Company).

5. Issuance; Legends; Transfer

5.1 Delivery. Within 10 Business Days after valid exercise, Company will deliver evidence of issuance (certificate, book-entry statement, or ledger entry).

5.2 Restricted Securities. This Warrant and the Shares are restricted securities; transfers require compliance with securities laws and Company governing documents.

5.3 No Registration Rights. None granted unless separately agreed.

6. Company Repurchase Right (Pre-Exercise)

6.1 Repurchase Option. Company may repurchase and cancel this Warrant at any time prior to the Warrant Exercise Date for a price equal to the fixed price of $1,000,000.00 (the "Warrant Repurchase Price").

6.2 Notice; Closing. Company will provide at least 10 Business Days' notice of repurchase closing. On closing, Company pays the Repurchase Price by wire, and Holder delivers the original Warrant (or affidavit of loss) for cancellation.

6.3 Effect. Upon payment, this Warrant is cancelled and of no further force or effect.

7. **Adjustments.** Equitable adjustments for splits, dividends, recapitalizations, and similar events. In a merger or sale of substantially all assets of the Company, the Company shall cause assumption or substitution to preserve the economic intent.

8. **Representations of Holder.** Holder acquires for investment and can bear risk of loss.

9. **Transfer.** No transfer without Company consent, except to a Holder affiliate that agrees in writing to be bound.

10. **Notices.** Notices under this Warrant shall be given as set forth in the Purchase Agreement.

11. **Governing Law; Venue.** Nevada law governs. Exclusive venue: state or federal courts in Clark County, Nevada.

ACKNOWLEDGED BY HOLDER

RocketFuel Blockchain, Inc. (or Seller Designee)

By: Peter Jensen

Name: Peter Jensen

Title: CEO

Date: 8/11/2026

ANNEX A — NOTICE OF EXERCISE

To: RPay, Inc. Attention: Chief Executive Officer

1. **Election to Exercise.** The undersigned Holder hereby elects to exercise the Warrant issued by RPay, Inc. (the "Company") on the Issue Date (the "Warrant") to purchase ________________ Shares of the Company.

2. **Payment of Exercise Price.** The Holder is paying the aggregate Exercise Price of $______________ by wire transfer or check.

3. **Representations.** The Holder represents that it is acquiring the Shares for its own account for investment and not with a view to distribution, and that the representations in Section 8 of the Warrant remain true and correct as of this date.

4. **Issuance Instructions.** Please issue the Shares in the name of the undersigned Holder (or the designee named below, if permitted):

Name: ____

Address: ____

Tax ID / EIN: ____

Date: __________________ 8/11/2026

HOLDER: RocketFuel Blockchain, Inc. (or Designee)

By: __________________________

Name: ________________________

Title: _________________________